Exhibit 35.3

MORTGAGE

PHH Mortgage Corporation

Successor by merger to Ocwen Loan Servicing, LLC

Compliance Certification Year Ended December 31, 2020

RE: See Exhibit A

One Mortgage Way
Mt. Laurel, NJ 08054

The undersigned, each a duly authorized Officer of PHH Mortgage Corporation, successor by merger to Ocwen Loan Servicing, LLC (the “Servicer”) confirms that:

1.

A review of the activities of the Servicer and of the Servicer’s performance under the related servicing agreement(s) relating to the transactions set forth on Exhibit A for the calendar year ending on December 31, 2020 (the “Reporting Period”) has been made under his supervision.

2.

To the best of the undersigned Officer’s knowledge, based on such review, the Servicer has fulfilled all of its obligations under the related servicing agreements in all material respects throughout the Reporting Period.

Dated: March 5, 2021	Dated: March 5, 2021

Exhibit A

MSP Investor	Investor	Deal Name	Role
PHH	685	Citigroup Mortgage Loan Trust Inc.Series 2006-AR5	Master Servicer
PHH	729	Citigroup Mortgage Loan Trust Inc.Series 2006-AR3	Master Servicer
PHH	790	Citigroup Mortgage Loan Trust Inc.Series 2006-4	Master Servicer
PHH	815	Citigroup Mortgage Loan Trust Inc.Series 2007-AR1	Master Servicer
Z6A	4628	Bank of America Funding, Series 2006-5	Master Servicer
Y7H	10790	HSI Asset Loan Obligation Trust, Series 2007-AR1	Master Servicer
B7A	11178	Banc of America Funding Corporation, Series 2007-6	Master Servicer
W0L	11179	Banc of America Funding Corporation, Series 2008-1	Master Servicer
F7A	11192	Citigroup Mortgage Pass-Through Certificates, Series 2006-AR3	Master Servicer
G7A	11193	Citigroup Mortgage Pass-Through Certificates, Series 2006-AR5	Master Servicer
H7A	11195	Citigroup Mortgage Pass-Through Certificates, Series 2007-AR1	Master Servicer
J7A	11196	Citigroup Mortgage Pass-Through Certificates, Series 2007-AR8	Master Servicer
PHH	S75	Sequoia Mortgage Trust 2013-10	Master Servicer
PHH	T19	Sequoia Mortgage Trust 2014-1	Master Servicer

Exhibit A

MSP Investor	Investor	Deal Name	Role
PHH	522	PHHMC Mortgage Pass-Through Certificates, Series 2006-2	Trustee
PHH	595	PHHMC Mortgage Pass-Through Certificates, Series 2006-3	Trustee
PHH	600	PHHMC Mortgage Pass-Through Certificates, Series 2007-4	Trustee
PHH	658	PHHMC Mortgage Pass-Through Certificates, Series 2006-4	Trustee
PHH	673	Bear Stearns ALT-A Trust 2006-8	Trustee
PHH	685	Citigroup Mortgage Loan Trust Inc.Series 2006-AR5	Paying Agent
PHH	691	PHHMC Mortgage Pass-Through Certificates, Series 2007-3	Trustee
PHH	701	PHHMC Mortgage Pass-Through Certificates, Series 2007-5	Trustee
PHH	729	Citigroup Mortgage Loan Trust Inc.Series 2006-AR3	Paying Agent
PHH	790	Citigroup Mortgage Loan Trust Inc.Series 2006-4	Paying Agent
PHH	803	PHHMC Mortgage Pass-Through Certificates, Series 2006-1	Trustee
PHH	811	PHHMC Mortgage Pass-Through Certificates, Series 2007-1	Trustee
PHH	851	Bear Stearns Second Lien Trust 2007-SV1	Trustee
PHH	905	PHHMC Mortgage Pass-Through Certificates, Series 2007-2	Trustee
PHH	907	PHHMC Mortgage Pass-Through Certificates, Series 2007-6	Trustee
PHH	910	GSAA Home Equity Trust 2007-9, Asset-Backed Certificates, Series 2007-9	Trustee
J3R	5223	MASTR Alternative Loan Trust 2007-HF1	Trustee
K2F	10247	Lehman Mortgage Trust, Series 2006-5	Trustee
L2F	10248	Lehman Mortgage Trust, Series 2006-6	Trustee
B6G	10249	Lehman Mortgage Trust, Series 2006-7	Trustee
R2F	10254	Lehman Mortgage Trust, Series 2007-3	Trustee
N7H	10782	Banc Of America Funding Corporation, Mortgage Pass- Through Certificates Series 2006-5	Master Servicer
J4S	11235	GSAA Home Equity Trust Asset-Backed Certificates, Series 2007-10	Trustee
D6F	12535	New Residential Mortgage Loan Trust 2015-2	Paying Agent
D6F	12535	New Residential Mortgage Loan Trust 2015-7	Owner Trustee
D6F	12535	New Residential Mortgage Loan Trust 2015-7	Paying Agent
E6F	12546	New Residential Mortgage Loan Trust 2016-1	Paying Agent
E6F	12546	New Residential Mortgage Loan Trust 2016-1	Paying Agent
F6F	12551	New Residential Mortgage Loan Trust 2016-2	Paying Agent
F6F	12551	New Residential Mortgage Loan Trust 2016-2	Paying Agent
G6F	12565	New Residential Mortgage Loan Trust 2016-3	Paying Agent

G6F	12565	New Residential Mortgage Loan Trust 2016-3	Paying Agent
H6F	12574	New Residential Mortgage Loan Trust 2016-4	Paying Agent
H6F	12574	New Residential Mortgage Loan Trust 2017-1	Paying Agent
J6F	12596	New Residential Mortgage Loan Trust 2016-4	Paying Agent
J6F	12596	New Residential Mortgage Loan Trust 2016-4	Owner Trustee
J6F	12596	New Residential Mortgage Loan Trust 2016-4	Paying Agent
K6F	12602	New Residential Mortgage Loan Trust 2017-2	Paying Agent
K6F	12602	New Residential Mortgage Loan Trust 2017-2	Paying Agent
L6F	12610	New Residential Mortgage Loan Trust 2017-3	Paying Agent
L6F	12610	New Residential Mortgage Loan Trust 2017-3	Paying Agent
M6F	12614	New Residential Mortgage Loan Trust 2017-5	Paying Agent
M6F	12614	New Residential Mortgage Loan Trust 2017-5	Paying Agent
N6D	12616	NRZ Pass-Through Trust EBO I, Series 2017-1	Paying Agent
N6F	12623	New Residential Mortgage Loan Trust 2017-6	Paying Agent
N6F	12623	New Residential Mortgage Loan Trust 2017-6	Paying Agent
P6F	12627	New Residential Mortgage Loan Trust 2018-1	Paying Agent
P6F	12627	New Residential Mortgage Loan Trust 2018-1	Paying Agent
Q6F	12638	New Residential Mortgage Loan Trust 2018-2	Paying Agent
Q6F	12638	New Residential Mortgage Loan Trust 2018-2	Paying Agent
CC2	12644	New Residential Mortgage Loan Trust 2018-3	Paying Agent
CC2	12644	New Residential Mortgage Loan Trust 2018-3	Paying Agent
CC7	12652	New Residential Mortgage Loan Trust 2018-4	Paying Agent
CC7	12652	New Residential Mortgage Loan Trust 2018-4	Paying Agent
DD1	12656	New Residential Mortgage Loan Trust 2018-5	Paying Agent
DD1	12656	New Residential Mortgage Loan Trust 2018-5	Paying Agent
FF6	12671	New Residential Mortgage Loan Trust 2019-2	Paying Agent
FF6	12671	New Residential Mortgage Loan Trust 2019-2	Paying Agent
	1D1	J.P. Morgan Mortgage Trust 2019-INV1	Securities Administrator
	1D6	New Residential Mortgage Loan Trust 2019-4	Paying Agent
	1D6	New Residential Mortgage Loan Trust 2019-4	Trust Administrator
	1D8	J.P. Morgan Mortgage Trust 2019-HYB1	Securities Administrator
	1D8	J.P. Morgan Mortgage Trust 2019-HYB1	Trustee
	1E4	New Residential Mortgage Loan Trust 2019-5	Paying Agent
	1J2	New Residential Mortgage Loan Trust 2019-6	Paying Agent
	1J8	New Residential Mortgage Loan Trust 2020-1	Paying Agent
	1J8	New Residential Mortgage Loan Trust 2020-1	Trustee
	1L3	New Residential Funding 2020-2 LLC	Paying Agent
PHH	2W7	New Residential Mortgage Loan Trust 2017-7	Paying Agent
	DD5	New Residential Mortgage Loan Trust 2019-1	Paying Agent

PHH	G88	J.P. Morgan Seasoned Mortgage Trust, Series 2010-1	Indenture Trustee
PHH	R97	Sequoia Mortgage Trust 2012-2	Securities Administrator
PHH	S24	Sequoia Mortgage Trust 2012-3	Securities Administrator
PHH	S40	Sequoia Mortgage Trust 2012-4	Securities Administrator
PHH	S42	Sequoia Mortgage Trust 2012-5	Securities Administrator
PHH	S44	CSMC Trust 2012-9	Trustee
PHH	S45	CSMC Trust 2012-9	Trustee
PHH	S47	Sequoia Mortgage Trust 2012-6	Securities Administrator
PHH	S52	Sequoia Mortgage Trust 2013-1	Securities Administrator
PHH	S54	Sequoia Mortgage Trust 2013-2	Securities Administrator
PHH	S67	Sequoia Mortgage Trust 2013-7	Securities Administrator
PHH	S75	Sequoia Mortgage Trust 2013-10	Securities Administrator
PHH	W20	New Residential Mortgage Loan Trust 2017-5	Paying Agent
PHH	W23	New Residential Mortgage Loan Trust 2017-2	Paying Agent
PHH	W32	New Residential Mortgage Loan Trust 2017-6	Paying Agent
PHH	W80003	GSR Mortgage Loan Trust 2006-AR2	Trustee